Investment Income	12 Months Ended
Jun. 30, 2021
Analysis of income and expense [abstract]
Investment Income	INVESTMENT INCOME
Accounting policy
Interest income is recognised on the effective interest method, taking into account the principal outstanding and the effective rate over the period to maturity, when it is determined that such income will accrue to the group. Dividend income is recognised when the shareholder's right to receive payment is established. This is recognised at the last date of registration.

Cash flows from interest and dividends received are classified under operating activities in the cash flow statement.

	SA Rand
Figures in million	2021	2020	2019
Interest income from financial assets at amortised cost	265	257	244
Dividend income[1]	23	—	—
Net gain on financial instruments[2]	43	118	64
Total investment income	331	375	308
[1]    Comprises of R18 million received from Rand Mutual Assurance and R5 million received from equity investments held by environmental trusts (refer to note 17).
[2]    Primarily relates to the environmental trust funds and the Social Trust Fund (refer to note 17) and also includes the fair value movement of the ARM BBEE Trust loan (refer to note 18). The gains for the 2021 year were offset by a day 1 expense of R87 million on the refinancing of the ARM BBEE Trust loan in June 2021.